                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.
                                ----------------

                                  FORM 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          Southern Mineral Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Nevada                                               36-2068676
--------------------------------------------------------------------------------
(State of Incorporation                                    (I.R.S. Employer
    or Organization)                                      Identification no.)

500 Dallas, Suite 2800
Houston, Texas                                                 77002
--------------------------------------------------------------------------------
(Address of Principal                                      (Zip Code)
  Executive Offices)

If this form relates to the                     If this form relates to the
registration of a class of securities           registration of a class of securities
pursuant to Section 12(b) of the                pursuant to Section 12(g) of the
Exchange Act and is effective                   Exchange Act and is effective
pursuant to General Instruction                 pursuant to General Instruction
A.(c), please check the following               A.(d), please check the following
box. [ ]                                        box.  [X]

Securities Act registration statement file number to which this form relates:    333-35843
                                                                              ---------------
                                                                              (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                          Name of each exchange on which
    to be so registered                          each class is to be registered
    -------------------                          ------------------------------

                                      None


Securities to be registered pursuant to Section 12(g) of the Act:

    Title of each class                          Name of each exchange on which
    to be so registered                          each class is to be registered
    -------------------                          ------------------------------

  Convertible Subordinated                           NASDAQ Small Cap
    Debentures due 2007

Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

     The description of Registrant's Securities is incorporated by reference from Registrant's Application for Registration on Form S-2, Registration No. 333-35843.

Item 2.  Exhibits.

         Exhibit No.               Description
         -----------               -----------
             1                     Incorporate by reference exhibits
                                   filed with Application for Registration on Form S-2, Registration No. 333-35843

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        SOUTHERN MINERAL CORPORATION
                                        ----------------------------
                                        (Registrant)

                                        Date: October 1, 1997
                                             -----------------------

                                        By: /s/ James H. Price
                                           -------------------------